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                                                                    Exhibit 99.1

      Certification of Chief Executive Officer and Chief Financial Officer
                            Pursuant to (S)906 of The Sarbanes-Oxley Act of 2002
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The undersigned, Chief Executive Officer of Chateau Communities, Inc. (the
"Company"), hereby certifies on the date hereof, pursuant to 18 U.S.C. 1350(a), as adopted pursuant to (S)906 of The Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K for the year ended December 31, 2002 (the "Form 10-K"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                              By: /s/ Rees F. Davis Jr.
                                                  ------------------------------
                                                  Name: Rees F. Davis Jr.
                                                  Title: Chief Executive Officer

A signed original of this written statement required by (S)906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

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The undersigned, Chief Financial Officer of Chateau Communities, Inc. (the
"Company"), hereby certifies on the date hereof, pursuant to 18 U.S.C. 1350(a), as adopted pursuant to (S)906 of The Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K for the year ended December 31, 2002 (the "Form 10-K"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                              By: /s/ Tamara D. Fischer
                                                  ------------------------------
                                                  Name: Tamara D. Fischer
                                                  Title: Chief Financial Officer

A signed original of this written statement required by (S)906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

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